_____________________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2006

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Sun Life Assurance Company of Canada (U.S.)

(Exact Name of Registrant as Specified in Charter)

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Delaware

2-99959, 33-29851, 33-31711,
33-41858, 333-77041, 333-62837,
333-45923, 333-45923, 333-88069,
33-43008, 33-58853, 333-39306,
333-46566, 333-82816, 333-82824,
333-111636, 333-11699, 333-133684, 333-133686, 333-130703, 333-130704, and 333-130699

04-2461439
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification No.)

One Sun Life Executive Park, Wellesley Hills, Massachusetts	02481
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (781) 237-6030

No applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement

On May 24, 2006 (the "Settlement Date"), Sun Life Assurance Company of Canada (U.S.) (the "Company") issued a floating rate funding agreement in connection with a Terms Agreement (the "Terms Agreement") dated May 17, 2006 with its affiliates Sun Life Financial Global Funding II, L.P. (the "Issuer"), Sun Life Financial Global Funding II, U.L.C. (the "ULC") and Sun Life Financial Global Funding II, L.L.C. (the "LLC"), and with Citigroup Global Markets, Inc., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets Corporation (each, an "Initial Purchaser" and collectively, the "Initial Purchasers"), in connection with the offer and sale by the Issuer of $900 million of Series 2006-1 Floating Rate Notes due 2011 (the "Notes"). The payment obligations of the Issuer under the Notes are unconditionally guaranteed by the LLC pursuant to a guarantee (the "Secured Guarantee") dated as of the Settlement Date, and the obligations of the LLC under the Secured Guarantee are secured by the floating rate funding agreement. The Terms Agreement incorporates by reference the provisions of a Purchase Agreement dated as of May 17, 2006 (the "Purchase Agreement") by and among the Issuer, the ULC, the LLC, the Company, and the Initial Purchasers. Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify each Initial Purchaser against certain securities law liabilities related to the offering of the Notes. This description is qualified by reference to the actual forms of the Terms Agreement and the Purchase Agreement, which are Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

In connection with the issuance of the Notes, the Issuer entered into a swap agreement with Citibank, N.A., an affiliate of Citigroup Global Markets, Inc., one of the Initial Purchasers.

Certain of the Initial Purchasers have from time to time performed, and continue to perform, investment banking and other financial advisory services for the Company and its affiliates in the ordinary course of business.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
Exhibit No.	Description
10.1

Terms Agreement, dated as of May 17, 2006, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Financial Global Funding II, L.P., Sun Life Financial Global Funding II, U.L.C., Sun Life Financial Global Funding II, L.L.C., Citigroup Global Markets, Inc., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and RBC Capital Markets Corporation

10.2

Purchase Agreement, dated as of May 17, 2006, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Financial Global Funding II, L.P., Sun Life Financial Global Funding II, U.L.C., Sun Life Financial Global Funding II, L.L.C., Citigroup Global Markets, Inc., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and RBC Capital Markets Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Sun Life Assurance Company of Canada (U.S.)
(Registrant)

Date: May 25, 2006	By: /s/ Gary Corsi
Gary Corsi
Vice President and Chief Financial Officer

Exhibit Index
Exhibit No.	Description
10.1

Terms Agreement, dated as of May 17, 2006, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Financial Global Funding II, L.P., Sun Life Financial Global Funding II, U.L.C., Sun Life Financial Global Funding II, L.L.C., Citigroup Global Markets, Inc., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and RBC Capital Markets Corporation

10.2

Purchase Agreement, dated as of May 17, 2006, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Financial Global Funding II, L.P., Sun Life Financial Global Funding II, U.L.C., Sun Life Financial Global Funding II, L.L.C., Citigroup Global Markets, Inc., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and RBC Capital Markets Corporation